UNITED STATES
                        SECURITIES & EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20449

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):   January 22, 2007
                                                    ----------------


                         Delta Woodside Industries, Inc.
--------------------------------------------------------------------------------
             (Exact Name of Registrant as Specified in Its Charter)


                                 South Carolina
                                 --------------
                          (State of Other Jurisdiction
                                of Incorporation)

         1-10095                                        57-0535180
-----------------------                      --------------------------------
(Commission File Number)                     (IRS Employer Identification No.)

            700 North Woods Drive, Fountain Inn, South Carolina 29644
            ---------------------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)

                                 (864) 255-4100
                                 --------------
                         (Registrant's Telephone Number
                              Including Area Code)

                                 Not Applicable
                      -----------------------------------
                         (Former Name or Former Address,
                          if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2):

[] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
   Act (17 CFR 240.14d-2(b))

[] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
   Act (17 CFR 240.13e-4(c))

Item 7.01     Regulation FD Disclosure.

Monthly Operating Reports

On January 22, 2007, Delta Woodside Industries, Inc. ("Delta Woodside" or the "Company"), Delta Mills, Inc. and Delta Mills Marketing, Inc. (collectively, the "Debtors") filed their unaudited Monthly Operating Reports for the period of December 3, 2006 to December 30, 2006 (the "Monthly Operating Reports") with the United States Bankruptcy Court for the District of Delaware (the "Bankruptcy Court") (In re Delta Mills, Inc., et al., Case No. 06-11146). Exhibit 99.1 to this Current Report on Form 8-K contains the unaudited Monthly Operating Reports as filed with the Bankruptcy Court. The Monthly Operating Report for each of the Debtors has been filed on an unconsolidated basis.

The Monthly Operating Reports are limited in scope, cover a limited time period, and have been prepared solely for the purpose of complying with the monthly reporting requirements of the Bankruptcy Court and the United States Trustee. Furthermore, the Monthly Operating Reports contain information that has not been audited or reviewed by independent accountants, has not been presented in accordance with generally accepted accounting principles, and may be subject to future reconciliation and adjustments. Without limiting the foregoing, the financial information in the Monthly Operating Reports is unaudited and does not purport to show the financial statements of any of the Debtors in accordance with accounting principles generally accepted in the United States of America ("GAAP"), and therefore may exclude items required by GAAP, such as certain reclassifications, eliminations, accruals, impairments and disclosure items. The Company cautions readers not to place undue reliance upon the Monthly Operating Reports. There can be no assurance that the information in the Monthly Operating Reports is complete. The Monthly Operating Reports may be subject to revision. The Monthly Operating Reports are in a format required by the United States Trustee and should not be used for investment purposes. The information in the Monthly Operating Reports should not be viewed as indicative of future results.

Limitation on Incorporation by Reference
----------------------------------------

The Monthly Operating Reports are being furnished for informational purposes only and are not deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall they be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended. Registration statements or other documents filed with the U.S. Securities and Exchange Commission shall not incorporate the Monthly Operating Reports or any other information set forth in this Current Report on Form 8-K by reference, except as otherwise expressly stated in such filing. This Current Report on Form 8-K will not be deemed an admission as to the materiality of any information in the report.


9.01.    Financial Statements and Exhibits.

99.1 Delta Woodside Industries, Inc., Delta Mills, Inc. and Delta Mills Marketing, Inc. Monthly Operating Reports for the period December 3, 2006 to December 30, 2006.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   DELTA WOODSIDE INDUSTRIES, INC.

Date:  January 26, 2007            By: /s/ W. H. Hardman, Jr.
                                       -------------------------------
                                            W.H. Hardman, Jr.
                                            Chief Financial Officer

                                    Exhibits

99.1 Delta Woodside Industries, Inc., Delta Mills, Inc. and Delta Mills Marketing, Inc. Monthly Operating Reports for the period December 3, 2006 to December 30, 2006.